EXHIBIT 10.7

                             AGREEMENT IN PRINCIPAL

      (DRAGON APPAREL INTERNATIONAL CO., AND BENTLEY COMMUNICATIONS CORP.)

THIS DOCUMENT SHALL SERVE AS THE "AGREEMENT IN PRINCIPAL" SUBJECT TO THE FINAL AGREEMENT UPON CLOSING DATE. CLOSING DATE IS TO TAKE PLACE ON OR BEFORE NOVEMBER 30, 2000.

DRAGON APPAREL INTERNATIONAL CO., LTD. HEREAFTER REFERRED TO AS "PARTY A" AND BENTLEY COMMUNICATIONS CORP., HEREAFTER REFERRED TO AS "PARTY B".

PARTY A IS HEREBY AUTHORIZED MR. GEORGE MA TO MAKE THE FOLLOWING DECLARATIONS WITH PARTY B:

"PARTY A AGREES TO DELIVER 100% SHARE (USD 6,000,000) OF DRAGON APPAREL INTERNATIONAL CO., LTD. TO THE PARTY B THROUGH THE MUTUALLY AGREEABLE ESCROW AGENT IN TAIWAN PRIOR TO THE CLOSING DATE".

ALL THE CONTENTS IN THIS "AGREEMENT IN PRINCIPAL" ARE SUBJECT TO BE EFFECTIVE AS TO ALL THE PAYMENT (USD 6,000,000) HAVE BEEN RECEIVED AND SIGNED THE FINAL AGREEMENT BY PARTY A.

SIGNED AND AGREED ON SEPTEMBER 28, 2000

FOR

DRAGON APPAREL INTERNATIONAL CO., LTD.


/s/ George Ma                                    /s/ C.C. Liu
-------------------------------                  -------------------------------
GEORGE MA (MANAGING DIRECTOR)                    C.C. LIU
                                                 WITNESS

FOR BENTLEY COMMUNICATIONS CORP.

/s/ Gordon F. Lee.
-------------------------------
GORDON F. LEE

SUBJECT TO:

1.       Acceptable business plan by John Hsu and Co.

2.       Mutually agreeable payment schedule

3. 2 years audited U.S. G.A.P. financials to September 30, 2000 by John Hsu and Co.

4.       1 year employment contract for George Ma